SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                             September 25, 1997
              ________________________________________________
              Date of report (Date of earliest event reported)


                           Designer Holdings Ltd.
           ______________________________________________________
             (Exact Name of Registrant as Specified in Charter)


           Delaware             1-11707               13-3818542
        ______________    _____________________    __________________
         (State of        (Commission File No.)      (IRS Employer
        Incorporation)                             Identification No.)


                               1385 Broadway
                         New York, New York  10018
        ____________________________________________________________
           (Address of Principal Executive Offices and Zip Code)


                               (212) 556-9600
            ____________________________________________________
            (Registrant's telephone number, including area code)


                                    N/A
       _____________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)





          Item 5.   Other Events.

                    On September 25, 1997, Designer Holdings Ltd., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with The Warnaco Group, Inc., a Delaware corporation ("Parent"), and WAC Acquisition Corporation, a Delaware corporation and direct wholly owned subsidiary of Parent ("Sub"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, the Sub will be merged with and into the Company (the "Merger"), with the Company as the surviving corporation in the Merger. At the Effective Time of the Merger (as defined in the Merger Agreement), each issued and outstanding share of common stock, par value $0.01 per share, of the Company ("Company Common Stock"), other than shares of Company Common Stock owned, directly or indirectly, by the Company or any wholly owned subsidiary of the Company or held by the Company as treasury shares or owned by Parent or any wholly owned subsidiary of Parent, will be converted into the right to receive from Parent .324 of a fully paid and nonassessable share (the "Exchange Ratio") of Class A Common Stock, par value $0.01 per share, of Parent ("Parent Class A Common Stock"). Based upon the average closing price for Parent Class A Common Stock on the New York Stock Exchange for the eight trading days preceding the execution of the Merger Agreement, the value of the consideration to the Company's stockholders is approximately $11 per share of Company Common Stock.

                    In connection with the Merger, Parent has entered into a Stock Exchange Agreement, dated as of September 25, 1997 (the "Stock Exchange Agreement"), with New Rio, L.L.C., a Delaware limited liability company (the "Stockholder"), and the members of Stockholder party thereto (the "Members"). Pursuant to the Stock Exchange Agreement, the Stockholder has agreed, among other things, to exchange all of the outstanding shares of Company Common Stock owned by it for shares of Parent Class A Common Stock in accordance with the Exchange Ratio. As of September 25, 1997, the Stockholder was the record owner of 16,483,868 shares of Company Common Stock, representing approximately 51.3% of the outstanding shares of Company Common Stock.

                    Pursuant to the Stock Exchange Agreement, the
          Stockholder is required to vote at any meeting of
          stockholders of the Company (i) in favor of the Merger, the
          Merger Agreement and all other transactions contemplated
          thereby, (ii) against any action that would result in a breach of the Merger Agreement in any material respect by the Company and (iii) against any extraordinary corporate transaction of the
										Company and certain other actions which could materially and
										adversely affect the Company or that would result in a change
										in the majority of the Board of Directors of the Company or that
										would result in a change in any of the Company's governing
										documents or otherwise materially and adversely affect the
										benefits to Parent of the Merger and Stock Exchange Agreements.

										         Pursuant to the Stock Exchange Agreement, the Stockholder
          and the Members have also agreed not to (i) offer for sale, sell
          (including short sales), transfer, tender, pledge, encumber, assign or otherwise dispose of (including by gift) or enter into any contract, option or other arrangement or understanding
          (including any profit-sharing arrangement) with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the shares of Company Common Stock or any interest therein;
          (iii) grant any proxy or power of attorney, deposit any shares of Parent Class A Common Stock in a voting trust or enter
          into any other voting arrangement with respect to any
          shares of Parent Class A Common Stock; (iii) initiate or
          participate in a solicitation of proxies with respect to
          the Parent Class A Common Stock, other than in connection
          with the Merger, or (iv) take certain other actions in
          connection with the foregoing.

                    Consummation of the Merger is subject to approval by stockholders of the Company and, to the extent required by applicable regulations of the New York Stock Exchange, the Parent, the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and certain other customary closing conditions.

                    The foregoing description of the Merger, the Merger Agreement and the Stock Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the Stock Exchange Agreement, copies of which are filed as Exhibits 2.1 and 2.2 hereto, respectively, and are incorporated herein by reference. A copy of the press release announcing the execution of the Merger Agreement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

          Item 7.   Financial Statements, Pro Forma
                    Financial Information and Exhibits.

               (c)  Exhibits

          Exhibit No.                        Description

            2.1                         Agreement and Plan of
                                        Merger, dated as of
                                        September 25, 1997, among
                                        The Warnaco Group, Inc.,
                                        WAC Acquisition Corporation
                                        and Designer Holdings Ltd.

            2.2                         Stock Exchange Agreement,
                                        dated as of September 25,
                                        1997, among The Warnaco
                                        Group, Inc., New Rio,
                                        L.L.C. and each of the
                                        members of New Rio, L.L.C.
                                        signatory thereto.

            99.1                        Press Release dated
                                        September 25, 1997.





                                Signatures

                Pursuant to the requirements of the Securities
          Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:  October 3, 1997

                                    DESIGNER HOLDINGS LTD.

                                 By: /s/ John J. Jones
                                    ________________________________
                                    Name:  John J. Jones
                                    Title: Vice President, General
                                           Counsel and Secretary






                                 EXHIBIT INDEX

          Exhibit No.         Description
          -----------         -----------
            2.1 Agreement and Plan of Merger, dated as of September 25, 1997, among The Warnaco
                         Group, Inc., WAC Acquisition Corporation and Designer Holdings Ltd.

            2.2 Stock Exchange Agreement, dated as of September 25, 1997, among The Warnaco Group, Inc., New Rio, L.L.C. and each of the members of New Rio, L.L.C. signatory thereto.

            99.1         Press Release dated September 25, 1997.